Nationwide Life Insurance Company • Nationwide Variable Account - II

Prospectus supplement dated June 15, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about June 11 2009, the Securities and Exchange Commission (the “SEC”) issued a public notice of Nationwide’s application for an Order permitting the substitution of shares of the underlying mutual funds in Column A (“Existing Funds”) below with shares of the underlying mutual funds in Column B (“Replacement Funds”) below.  Nationwide anticipates that the SEC will issue the Order on or about July 13, 2009.

Column A Existing Funds	Column B Replacement Funds
AIM Variable Insurance Funds—AIM V.I. Basic Value Fund: Series II Shares	Nationwide Variable Insurance Trust—NVIT Multi-Manager Large Cap Value Fund: Class II
American Century Variable Portfolios, Inc.—American Century VP International Fund: Class IV	Nationwide Variable Insurance Trust—NVIT Multi-Manager International Growth Fund: Class VI
American Century Variable Portfolios, Inc.—American Century VP Vista Fund: Class III	Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class II
Federated Insurance Series—Federated Quality Bond Fund II: Service Shares	Nationwide Variable Insurance Trust—NVIT Core Bond Fund: Class II
Franklin Templeton Variable Insurance Products Trust—Templeton Developing Markets Securities Fund: Class 4	Nationwide Variable Insurance Trust—Gartmore NVIT Emerging Markets Fund: Class VI
Janus Aspen Series—INTECH Risk-Managed Core Portfolio: Service Shares	Nationwide Variable Insurance Trust—NVIT Nationwide Fund: Class II
Neuberger Berman Advisers Management Trust—AMT International Portfolio: S Class	Nationwide Variable Insurance Trust—Gartmore NVIT International Equity Fund: Class VI
Neuberger Berman Advisers Management Trust—AMT Regency Portfolio: S Class	Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Value Fund: Class II
T. Rowe Price Equity Series, Inc.—T. Rowe Price Limited Term Bond Portfolio: Class II	Nationwide Variable Insurance Trust—NVIT Short Term Bond Fund: Class II
The Universal Institutional Funds, Inc.—U.S. Real Estate Portfolio: Class II	Nationwide Variable Insurance Trust—Van Kampen NVIT Real Estate Fund: Class II

The Exchange Date established for the substitution will be August 14, 2009.

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All contract owners affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the contract.  Additionally, from the Exchange Date through September 14, 2009, contract owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if applicable), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215

1-800-848-6331